POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
            1992 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN



     I, Stephen M. Case, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the America Online, Inc. 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of February, 1998.



                              /S/STEPHEN M. CASE
                              Signature


                              Stephen M. Case
                              Print Name

                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
            1992 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN



     I, Daniel F. Akerson, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the America Online, Inc. 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of February, 1998.



                              /S/DANIEL F. AKERSON
                              Signature


                              Daniel F. Akerson
                              Print Name

                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
            1992 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN



     I, Robert J. Frankenberg, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the America Online, Inc. 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of February, 1998.



                              /S/ROBERT J. FRANKENBERG
                              Signature


                              Robert J. Frankenberg
                              Print Name

                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
            1992 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN



     I, Alexander M. Haig, Jr., whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the America Online, Inc. 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of February, 1998.



                              /S/ALEXANDER M. HAIG, JR.
                              Signature


                              Alexander M. Haig, Jr.
                              Print Name

                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
            1992 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN



     I, William N. Melton, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the America Online, Inc. 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of February, 1998.



                              /S/WILLIAM N. MELTON
                              Signature


                              William N. Melton
                              Print Name

                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
            1992 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN



     I, Thomas Middelhoff, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the America Online, Inc. 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of February, 1998.



                              /S/THOMAS MIDDELHOFF
                              Signature


                              Thomas Middelhoff
                              Print Name

                                POWER OF ATTORNEY
                                       FOR
                              AMERICA ONLINE, INC.
            1992 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN



     I, Robert W. Pittman, whose signature appears below, constitute and appoint Stephen M. Case, Robert W. Pittman, Lennert J. Leader, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the America Online, Inc. 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of February, 1998.



                              /S/ROBERT W. PITTMAN
                              Signature


                              Robert W. Pittman
                              Print Name